UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2020

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02. Termination of a Material Definitive Agreement.

On January 2, 2020, Urovant Sciences Ltd. (“we,” “our,” or “us”) terminated the Loan and Security Agreement, dated February 20, 2019 (the “Hercules Loan Agreement”), by and among us and two of our subsidiaries (Urovant Holdings Limited and Urovant Sciences GmbH), as co-borrowers, our remaining subsidiaries (Urovant Sciences, Inc., Urovant Treasury Holdings, Inc. and Urovant Sciences Treasury, Inc.), as guarantors, and Hercules Capital, Inc., as agent and lender (“Hercules”). The description of the material terms of the Hercules Loan Agreement set forth in Item 1.01 of our Current Report on Form 8-K we filed with the Securities and Exchange Commission on February 22, 2019 is incorporated by reference into this Item 1.02. Such description of the Hercules Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Hercules Loan Agreement, which was filed as Exhibit 10.23 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

We terminated the Hercules Loan Agreement in connection with, and as a requirement under, the $300 million unsecured revolving debt financing agreement (the “Sumitomo Loan Agreement”) we entered into on December 27, 2019 with Sumitomo Dainippon Pharma Co., Ltd., as lender. On December 27, 2019, Hercules delivered a limited waiver of the mandatory prepayment provisions under the Hercules Loan Agreement to permit our entry into the Sumitomo Loan Agreement, so long as the obligations under the Hercules Loan Agreement were repaid by January 7, 2020. Our obligations under the Hercules Loan Agreement were repaid in full on January 2, 2020, using the financing we obtained pursuant to the Sumitomo Loan Agreement. Prepayment of the Hercules Loan Agreement prior to the first year anniversary of its execution required us to pay a prepayment charge equal to 2.0% of the amount prepaid. We were also obligated under the terms of the Hercules Loan Agreement to pay an end of term charge in an amount equal to 4.25% of the amount of the term loans actually advanced.

Other than in respect of the Hercules Loan Agreement, there is no direct material relationship between us or our affiliates and Hercules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROVANT SCIENCES LTD.
Dated: January 8, 2020
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Accounting Officer